UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under Rule 14a-12

Atlas Air Worldwide Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

The following is a transcript of a Town Hall meeting held on August 4, 2022 by John Dietrich, President and Chief Executive Officer of Atlas Air Worldwide Holdings, Inc.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect Atlas Air Worldwide’s current views with respect to certain current and future events and financial performance. Those statements are based on management’s beliefs, plans, expectations and assumptions, and on information currently available to management. Generally, the words “will,” “may,” “should,” “could,” “would,” “expect,” “anticipate,” “intend,” “plan,” “continue,” “believe,” “seek,” “project,” “estimate,” and similar expressions used in this communication that do not relate to historical facts are intended to identify forward-looking statements.

Such forward-looking statements speak only as of the date of this communication. They are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the operations and business environments of Atlas Air Worldwide and its subsidiaries (collectively, the “companies”) that may cause the actual results of the companies to be materially different from any future results, express or implied, in such forward-looking statements.

Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: our ability to effectively operate the network service contemplated by our agreements with Amazon; the possibility that Amazon may terminate its agreements with the companies; the ability of the companies to operate pursuant to the terms of their financing facilities; the ability of the companies to obtain and maintain normal terms with vendors and service providers; the companies’ ability to maintain contracts that are critical to their operations; the ability of the companies to fund and execute their business plan; the ability of the companies to attract, motivate and/or retain key executives, pilots and associates; the ability of the companies to attract and retain customers; the continued availability of our wide-body aircraft; demand for cargo services in the markets in which the companies operate; changes in U.S. and non-U.S. government trade and tax policies; economic conditions; the impact of geographical events or health epidemics such as the COVID-19 pandemic; the impact of COVID-19 vaccine mandates; our compliance with the requirements and restrictions under the Payroll Support Program; the effects of any hostilities or act of war or any terrorist attack; significant data breach or disruption of our information technology systems; labor costs and relations, work stoppages and service slowdowns; financing costs; the cost and availability of war risk insurance; aviation fuel costs; security-related costs; competitive pressures on pricing (especially from lower-cost competitors); volatility in the international currency markets; geopolitical events; weather conditions; natural disasters; government legislation and regulation; border restrictions; consumer perceptions of the companies’ products and services; anticipated and future litigation; the risk that the proposed transaction may not be completed in a timely manner or at all; the failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction by Atlas Air Worldwide’s stockholders; the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); the possibility that competing offers or acquisition proposals for Atlas Air Worldwide will be made; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction, including in circumstances which would require Atlas Air Worldwide to pay a termination fee; the effect of the announcement or pendency of the proposed transaction on Atlas Air Worldwide’s ability to attract, motivate or retain key executives, pilots and associates, its ability to maintain relationships with its customers, including Amazon.com, Inc., vendors, service providers and others with whom it does business, or its operating results and business generally; risks related to the proposed transaction diverting management’s attention from Atlas Air Worldwide’s ongoing business operations; the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; and (i) any other risks discussed in Atlas Air Worldwide’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “Annual Report”) and Atlas Air Worldwide’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022 and June 30, 2022 filed by Atlas Air Worldwide with the Securities and Exchange Commission (the “SEC”), and, in particular, the risk factors set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Report and the Quarterly Report and (ii) other risk factors identified from time to time in other filings with the SEC. Filings with the SEC are available on the SEC’s website at http://www.sec.gov.

Except as stated in this communication, Atlas Air Worldwide is not providing guidance or estimates regarding its anticipated business and financial performance for 2022 or thereafter.

Atlas Air Worldwide assumes no obligation to update such statements contained in this communication to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law and expressly disclaims any obligation to revise or update publicly any forward-looking statement to reflect future events or circumstances.

Participants in the Solicitation

Atlas Air Worldwide and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of Atlas Air Worldwide in favor of the proposed transaction. Information about Atlas Air Worldwide’s directors and executive officers is set forth in Atlas Air Worldwide’s Proxy Statement on Schedule 14A for its 2022 Annual Meeting of Shareholders, which was filed with the SEC on April 15, 2022. To the extent holdings of Atlas Air Worldwide’s securities by its directors or executive officers have changed since the amounts set forth in such 2022 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.  Additional information concerning the interests of Atlas Air Worldwide’s participants in the solicitation, which may, in some cases, be different than those of Atlas Air Worldwide’s stockholders generally, will be set forth in Atlas Air Worldwide’s proxy statement relating to the proposed transaction when it becomes available.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Atlas Air Worldwide by Parent. In connection with the proposed transaction, Atlas Air Worldwide intends to file relevant materials with the SEC, including Atlas Air Worldwide’s proxy statement in preliminary and definitive form. INVESTORS AND STOCKHOLDERS OF ATLAS AIR WORLDWIDE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING ATLAS AIR WORLDWIDE’S PROXY STATEMENT (IF AND WHEN AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders are or will be able to obtain the documents (if and when available) free of charge at the SEC’s website at www.sec.gov, or free of charge from Atlas Air Worldwide by directing a request to Atlas Air Worldwide Investor Relations, 2000 Westchester Avenue, Purchase, NY or at tel: +1 914 701 8200 or email: InvestorRelations@atlasair.com.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.
Atlas Air Worldwide – Town Hall August 4, 2022

Transcript

John Dietrich, President and Chief Executive Officer of Atlas Air Worldwide Holdings, Inc. (speaking):

Hello to our Atlas, Polar and Titan teams.  Thank you for joining me as we talk about the really exciting news we issued earlier today. As you read in our employee message, Atlas Air Worldwide has agreed to be acquired by an investor group led by Apollo together with J.F. Lehman & Company and Hill City Capital. Through this process, we will become a privately held company and no longer trade on the Nasdaq stock exchange.  We are signing and announcing today and there is still more work to be done, but we are expecting the transaction to close later this year in the fourth quarter or during the first quarter of 2023.

2

This really is a great milestone for many reasons and a true testament to all of your hard work and commitment to Atlas. We are confident that this transaction will provide great opportunities for you all, and will strengthen our company’s position as a leader in global airfreight.

As I said in my letter this morning, it is important for you to know that we had not been looking to sell the company.  However, we were approached by this investor group with a really compelling proposal.

I as well as other members of the Executive leadership team have had the opportunity to get to know our new investors very well through this process, and I know that they will be strong partners to support our company in our next phaseof growth as a private company.

Apollo has one of the world’s largest private funds and is a global asset manager with over three decades of investing experience providing businesses with innovative capital solutions for growth. They have a long and successful track record in aviation, transportation and logistics, and therefore a solid understanding of our business model and the value you all bring to the global supply chain.

Likewise, Hill City and J.F. Lehman are both well regarded investors with extensive track records in aviation and aerospace. In fact, Hill City Capital has been a long term shareholder in Atlas and is affirming their long-term belief in our business by joining in this transaction.

We believe this transaction will provide great opportunities for our business, our team, and our customers. We are confident that this investor group are strong partners for our next chapter.

With the extensive network and expertise of our new investor group, we will build on our company’s strong performance and continue to deliver high-quality service to our world-class customers.

Now, I understand that this news may come as a bit of a surprise, and that you may have some questions about what it means for you.

Simply put, it is business as usual.
Once the transaction closes, we will have private shareholders rather than public shareholders.

I will remain as President and Chief Executive Officer, and with our existing Executive Leadership Team, we will be leading the business together.

The Atlas, Polar and Titan brands will continue operating as they are today.

We will maintain our commitment to our customers, and we appreciate your focus on continuing to provide them with outstanding service.

3

Importantly, from a compensation and benefits perspective, until we close, it will continue to be business as usual.  Our 2022 bonus will be paid at the greater of target or actual performance on the same time frame as they have been paid in the past – first quarter of next year.

In addition, after our closing, and until December of the following year of closing, our new investors have committed to maintaining substantially comparable compensation and benefits.   Our pilots and dispatchers will continue to be governed by their collective bargaining agreements.

Our new investor group has shared with us that they view their role as one to help guide our corporate strategy and to help accelerate our momentum already underway through capital and strategic support. To be clear, their investment thesis is about leveraging our strengths and continuing to grow the business. Our new investors have acknowledged they are not operators – as I said before, we all will be responsible to run the day to day business.

Our top priority – both in the near- and long-term – is executing for our customers. It is critical that we maintain a steadfast focus on delivering the outstanding service that our customers have come to expect.

As I mentioned before, we are signing and announcing now, and are expecting the transaction to close later this year, during the fourth quarter or during the first quarter of 2023.  This transaction will be subject to customary closing conditions, including approval by Atlas shareholders and other regulatory approvals.

Please understand that this is still very early in that process, but we will keep you as informed as possible as we work toward transaction close. If you have any questions at all along the way, I encourage you to reach out to your department heads.

Given that this news is attracting the media’s attention, we ask that you please adhere to our media policy and refer all inquiries to our head of communications, Debbie Coffey should a reporter reach out to you.

As a reminder, we are restricted from disclosing material information to anyone outside the company, and we ask that no one engage in discussions about the transaction process unless authorized to do so through official channels.If you receive questions about this news from anyone outside the company, please do not engage in that conversation and instead forward the question to your department head.

Going forward, I know you will likely have more questions, and we will do our best to answer them throughout this process.

We are committed to being as transparent as we can, and I’d like to ask you for your patience and understanding, as there may be some questions that we will be unable to answer at this time.

As I wrap up this call, I want to thank you all.  You have played an incredibly important role in our transformational journey, which has brought us here to where we are today. I deeply appreciate everyone’s commitment to delivering high-quality service to our customers and making Atlas the global leader that it is today.

4

I am incredibly excited about this new partnership and our shared road ahead. Thank you, all and I look forward to staying in touch.

Thank you.

.

5